UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 7, 2011.


                              SIGA RESOURCES, INC.
             (Exact name of registrant as specified in its charter)

          Nevada                     333-145879                 74-3207964
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
     of Incorporation)              File Number)          Identification Number)

                                1002 Ermine Court
                           South Lake Tahoe, CA, 96150
                    (Address of principal executive offices)

                                  530-577-4141
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 1.01 ENTRY INTO A DEFINITIVE MATERIAL AGREEMENT

REVISED   ACQUISITION   AGREEMENT  FOR  BIG  BEAR  CLAIMS  WITH  MONTANA  MINING
CORPORATION

On July 7, 2011, the Company entered into an addendum to the previously disclosed letter agreement ("LOI") dated Jun 15, 2011, with Montana Mining Corporation, a Delaware corporation headquartered in Blaine, WA, to acquire 100% of the Big Bear Mining Claims 1-9 located in the San Bernardino County (the "Big Bear Claims"). Under the revised terms of the LOI, the Company will issue 11,000,000 restricted shares of the Company (the "Shares") to acquire 100% of the Big Bear Claims.

The amended terms allow the Company to commence a limited work program (the "Work Program") to be completed within 120 days, at an estimated cost of $50,000 to $100,000. If the Company is satisfied with the results of the Work Program, the Company shall issue 3,000,000 shares of its common stock within 30 days of receiving the results and report of the Work Program.

The Company shall issue up to an additional 8,000,000 shares of its common stock pursuant to the following schedule for a total potential issuance of 11,000,000 shares as follows:

1. Issue a further 2,500,000 shares upon 1 Million oz of gold proven by accepted geological methods

2. Issue a further 2,500,000 shares upon 2 Million oz of gold proven by accepted geological methods

3. Issue a further 1,500,000 shares upon 2.5 Million oz of gold proven by accepted geological methods

4. Issue a further 1,500,000 shares upon 3 Million oz of gold proven by accepted geological methods

Drilling and other methods to prove up the gold reserves will commence within 180 days of completion of the Work Program, subject to all required governmental approvals. Classification of gold reserves as proven will be done according to the standards required by Canadian National Instrument 43-101 or similar US or Australian rules for such classification.

CANCELLATION OF CROWN EQUITY HOLDINGS CONTRACT

The Company has cancelled its investor relations and media advertisement services contract with Crown Equity Holdings Inc. and will not be using their services. The Company has cancelled and returned to treasury the 2,000,000 shares that it had issued as consideration for these services.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(A)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

     Not applicable.

(B)  PRO FORMA FINANCIAL INFORMATION.

     Not applicable.

(C)  SHELL COMPANY TRANSACTIONS.

     Not applicable.

(D)  EXHIBITS

     Ex. 10.1 Addendum to the Letter Agreement dated July 7, 2011

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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SIGA RESOURCES INC.


Date: July 11, 2011.                    /s/  Edwin Morrow
                                        ------------------------------
                                        EDWIN MORROW


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